UAM Funds
Funds for the Informed Investorsm




Sterling Partners' Portfolios
Annual Report                                                   October 31, 1999

                                                             [LOGO OF UAM FUNDS]
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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                                   OCTOBER 31, 1999

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .......................................................   1

Portfolio of Investments

     Balanced ..............................................................  10

     Equity ................................................................  15

     Small Cap Value .......................................................  18

Statements of Assets and Liabilities .......................................  21

Statements of Operations ...................................................  22

Statement of Changes in Net Assets

     Balanced ..............................................................  23

     Equity ................................................................  24

     Small Cap Value .......................................................  25

Financial Highlights

     Balanced ..............................................................  26

     Equity ................................................................  27

     Small Cap Value .......................................................  28

Notes to Financial Statements ..............................................  29

Report of Independent Accountants ..........................................  34

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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

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November 10, 1999

To Our Fellow Shareholders:

Overview of Economic and Market Conditions

As we close out the century and the millennium, we look back on a year that in some ways is a microcosm of the 1990's but could hardly end more differently than it started. At this time last year, the two most discussed issues in the financial community were the collapse of Asian economies and markets and the impending collapse of the American presidency. As 1998 ended, interest rates were at a generational low, mainly due to aggressive tactics employed by the Federal Reserve to shore up the worldwide financial system which was reeling from Russian debt default and U.S. hedge fund collapse. Politically, the President was about to become only the second president in U.S. history to be impeached. Uncertainty was the order of the day in the financial markets.

A direct result of market uncertainty was a substantial increase in the premium investors were willing to pay for liquidity. The last few months of 1998 and the early months of 1999 saw a remarkable run-up in the price of the stocks of the largest companies when compared to stocks of small and mid-sized companies. The differential in performance between the largest of the large and all other stocks reached a pinnacle as the first quarter of 1999 ended. A similar phenomenon occurred in the fixed income markets as investors ended 1998 by flocking to the safety of U.S. Treasury securities and away from bonds issued by even the highest rated corporate issuers. Yet the seeds for a broadening in the market had already been sown. In the fall of 1998 the Federal Reserve had acted promptly and decisively to provide liquidity to the financial markets by lowering interest rates three times. This action, as most moves by the Federal Reserve under Alan Greenspan's leadership, proved to be just what the market needed.

Before a true broadening could begin, however, the country had to get past the impeachment of the president. The speed at which the trial moved through the U.S. Senate was a strong indication of how much the entire nation wanted to get this miserable part of our history behind us. As the first quarter of 1999 ended, a sense of relief had replaced the sense of crisis so evident only a few months earlier.

While events at home were moving toward normalcy, a subtle but widespread change was also occurring overseas. Despite the crises in currencies and financial markets in 1998 that had paralyzed economic activity in the Pacific Rim and damaged economies elsewhere in the world, a comeback was in the making. As 1999 began, it was clear that most economies had bottomed out and were beginning the

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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

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process of recovery. This broadening of economic activity throughout the world led to a broadening in investor appetites for many of the securities so recently shunned for liquidity reasons. In the second quarter, we witnessed a strong rebound in smaller capitalization stocks, value stocks and non-Treasury fixed income securities.

Unfortunately, the growing worldwide economic activity, when combined with a strong domestic economy, lead to fears of inflation in the early summer. With the domestic unemployment rate hovering near an all-time low, the Federal Reserve grew uncomfortable with the idea that a significant increase in productivity could allow strong growth to co-exist with low inflation. The Fed decided that it was critical to stay ahead of the inflation curve and "took back' two of its three 1998 interest rate cuts during the summer of 1999. These increases in rates, and the uncertainty of how many more increases may come, proved to be a solid one-two combination to the financial markets. Market interest rates rose enough to make 1999 the worst year for the bond market since the deadly year of 1994. Rising rates caused a major sell-off in stocks of financial companies. In fact, the only sector of the market that was able to turn in a positive performance in the third quarter was the technology sector.

In many ways this brings us back to where we have been for most of the decade. The U.S. economy is strong. We remain in the longest peacetime expansion in history. Inflation is still feared, but month after month the broadest measures of inflation show prices well contained. There is no doubt that the revolution in technology that has occurred over the past few years has contributed greatly to this current state of affairs. And technology is the one thing most prominent on people's minds as we get ready for the new millennium and the incredibly hyped Y2K problem. While fear of Y2K will clearly affect the markets over the remaining days of 1999, we are reasonably confident that the lights will come on, the computers will run and the world will still be here on January 1, 2000. Given the overall state of affairs, we enter the new century with a great deal of optimism.

Equity Commentary

The equity markets continued to operate with a two-tiered mentality in 1999. Similar to 1998, the strong stock price performance of a handful of very large companies continue to skew S&P 500 Index returns. The broader market continues to suffer from a perception of peaking earnings and a lack of trading liquidity.

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In hindsight, the market's "emotion" is not particularly novel. A similar condition occurred in the 1969-1973 time period with the advent of the "Nifty Fifty" stocks. The current flight to quality at any price commenced with the Asian currency collapse of 1997. This flash point lead to uncertainty among exporters to the region as well as the predictable tidal wave of low cost imports. The textile, steel, and capital goods industries have all faced significant profit pressure since. Almost one year later, bond defaults in Russia and the collapse of Long Term Capital Management, a highly leveraged bond hedge fund, further drove market emotion towards perceived quality. Finally, since year end 1998, the dreaded "I" for inflation has crept back into investors' lexicon driving interest rates higher in 1999 and further narrowing the list of top performing stocks to a few large, very liquid technology-oriented companies. In fiscal 1999, ten primarily technology-oriented stocks accounted for 25% of the total market capitalization of the S&P 500 Index. These stocks provided roughly 55% of the 26% total return for the Index. The average S&P 500 stock returned a more modest 7.5%. The average P/E for these ten stocks was an astounding 65.5x forward earnings!

We find it interesting that the concept of risk has changed in the marketplace from a) the probability of a permanent capital loss to b) concerns regarding the trading liquidity and near term earnings momentum of a particular security. This change has been evolutionary in nature and relates to: 1) money manager compensation, and 2) the large flows of money requiring immediate investment.

The vast majority of money managers are compensated based on the performance record of their portfolio. As the competition in the mutual fund industry has dramatically increased, many firms are aggressive to advertise strong performance even when the results are short-term in nature. This advertising frenzy has spilled into rewarding outstanding short-term investment results. Investment terminologies such as stock catalyst and positive earnings momentum that have little to do with fundamental values have become decision-making tools. Further compounding this compensation structure are the large mutual fund flows that must be invested immediately. The premium for stock liquidity and the predictable short-term effect of increased market values forces money managers' hand in owning these same securities. This phenomenon will continue until investors become spooked with equities or until active money management (as opposed to indexed management) proves its worth.

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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

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At Sterling, we continue to believe a stock represents an ownership interest in a stream of free cash flows. The quality and durability of the business combined with the ability of management to properly utilize the cash generated will drive the fundamental results at the company. These fundamentals can then be used to assess a firm's intrinsic value. We also believe the stock price paid in relation to intrinsic value is critical to improving the long-term odds of an investment working out satisfactorily. Since we believe stock prices ultimately reflect fundamental performance and intrinsic value of a business, we are comfortable managing our portfolios to key off of these measures.

In the Sterling Partners' Equity and Balanced Portfolios, exceptional gains in First Data, Capital One Financial and Philips Electronics reflected solid market positions in growing industries, strong free cash generation and shareholder minded management teams. Strong contributors to the Sterling Partners' Small Cap Value Portfolio include Friedman Billings Ramsey, Metris and True North Communications. These investments were successful as the market eventually recognized their unreasonably low valuations when measured against solid business fundamentals.

The Sterling Partners' Equity Portfolio returned 9.94% for the twelve months ended October 31, 1999. The benchmark S & P 500 index returned 25.67% over the same period. The Sterling Partners' Small Cap Value Portfolio returned 9.02% compared with the benchmark Russell 2000 Index return of 14.87%. The top ten equity holdings and percentages of investments for the Sterling Partners' Equity and Small Cap Value Portfolios as of October 31st are as follows:

                       Sterling Partners' Equity Portfolio
                       -----------------------------------

Diageo ADR                        4.5%      Allstate Corporation        3.6%
JPMorgan                          4.2%      Bank of America             3.6%
Mallinckrodt                      4.2%      Bank One                    3.5%
Nabisco                           4.1%      RalstonPurina               3.3%
Philips Electronic                3.9%      First Data                  3.3%

                  Sterling Partners' Small Cap Value Portfolio
                  --------------------------------------------

Horace Mann                       5.7%      Haemonetics                 3.6%
Waddell & Reed                    5.2%      Gaylord Entertainment       3.6%
Metris Cos Inc                    4.4%      Wallace Computers           3.3%
Hilb, Rogal, & Hamilton           4.1%      Clarcor, Inc.               3.2%
True North                        3.9%      Jostens, Inc.               3.1%

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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

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Fixed Income Commentary

While strong economic conditions helped support high valuation multiples in the equity market, fears of an overheating economy created significant challenges for the fixed income markets. The international economy, principally Japan and the Far East, rebounded from its recession in 1998 to contribute to the global economy this year. Domestically, low inflation and interest rates early in the year coupled with a very strong jobs market contributed to strong housing and personal consumption. Strong domestic consumption and an improving overseas economy encouraged manufacturers to once again gear up production here in the U.S.

The Gross Domestic Product (GDP) averaged in excess of 4% for the last four quarters. Fed Reserve Chairman Greenspan has expressed on a number of occasions that he believes the economy can grow without inflation in the 2.5% range. As the economy exceeded the moderate level of growth that the Fed laid out, interest rates began to rise in anticipation of restraint by the Fed. The Federal Reserve did raise rates twice during the summer in an attempt to slow the pace of economic activity and it is believed that at least one more increase is inevitable in the near future.

Market interest rates have been steadily rising since the beginning of this year. Yields on five to thirty year Treasury notes have risen by 1.5% since January. The yield curve has experienced a parallel shift upwards due to strong growth and the fears of a rise in inflation. Our disciplines for managing the interest rate risk have guided us to a slightly more defensive position which has allowed the fixed segment of the Sterling Partners' Balanced Portfolio to slightly outperform the comparative benchmark over the last two quarters.

During the last twelve months, the Sterling Partners' Balanced Portfolio returned 5.12%. The Balanced Index, consisting of 60% S&P 500 and 40% the Lehman Government/Corporate Bond Index returned 14.66%. The top ten equity holdings and percentages of investments for the Sterling Partners' Balanced Portfolio as of October 31, 1999 are as follows:

                      Sterling Partners' Balanced Portfolio
                      -------------------------------------

Diageo ADR                      2.8%      Phillips Electronic             2.2%
JP Morgan                       2.5%      Bank of America                 2.1%
Mallinckrodt                    2.5%      Bank One                        2.1%
Nabisco                         2.4%      Ralston Purina                  1.9%
Allstate Corporation            2.3%      First Data                      1.9%

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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

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We have seen a strong pickup in the issuance of debt by corporations that have used the low interest rate environment to lock in attractive borrowings. As a result, spreads have widened significantly which has provided an excellent opportunity to add bonds of strong corporate issuers to the Sterling Balanced Portfolio at attractive incremental spreads. The percentage of "spread product" corporate and mortgage bonds has increased over the last twelve months and now equals 65% of the fixed segment of the Balanced Portfolio. It is our belief that the incremental spreads on corporate bonds and mortgages will narrow after the turn of the calendar year.

Thank you for your continued confidence in Sterling.



Sincerely,


STERLING CAPITAL MANAGEMENT



The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions. There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.


                        Definition of Comparative Indices
                        ---------------------------------

Balanced Index is a customized index which consists of 60% S&P 500 and 40% the Lehman Government/Corporate Bond Index.

Lehman Government/Corporate Bond Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index and Lehman Corporate Bond Index.

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO

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Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                              Since
                      1 Year     5 Years     3/15/91*
--------------------------------------------------------------------------------
                      5.12%       12.62%      10.26%
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

          Sterling Partners      S&P 500     Lehman Government/      Balanced
          Balanced Portfolio     Index      Corporate Bond Index      Index

3/15/91        10,000            10,000            10,000             10,000
 Oct-91        10,453            10,913            10,906             10,919
 Oct-92        11,358            11,999            12,052             12,047
 Oct-93        12,747            13,784            13,698             13,787
 Oct-94        12,831            14,316            13,063             13,847
 Oct-95        14,657            18,097            15,174             16,932
 Oct-96        16,931            22,455            15,991             19,700
 Oct-97        20,755            29,663            17,400             24,142
 Oct-98        22,120            36,189            19,187             28,459
 Oct-99        23,253            45,479            19,061             32,625

*    Beginning of operations. Index comparisons begin on 2/28/91.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's return would have been lower.


The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were reflected in the comparative indices' returns, the performance would have been lower.

                See definition of comparative indices on page 6.

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UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO

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Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                              Since
                      1 Year     5 Years     5/15/91*
--------------------------------------------------------------------------------
                      9.94%       17.19%      13.81%
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                Sterling Partners'
                Equity Portfolio       S&P 500 Index

5/15/91              10,000                10,000
 Oct-91              10,351                10,630
 Oct-92              11,283                11,687
 Oct-93              13,027                13,426
 Oct-94              13,483                13,945
 Oct-95              15,723                17,627
 Oct-96              19,616                21,872
 Oct-97              25,983                28,893
 Oct-98              27,111                35,249
 Oct-99              29,806                44,298

*    Beginning of operations. Index comparisons begin on 4/30/91.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees and expenses were reflected in the comparative index's return, the performance would have been lower.

                 See definition of comparative index on page 6.

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UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO

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Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                            Since
                           1 Year          1/2/97*
-------------------------------------------------------------------------
                           9.02%            11.09%
-------------------------------------------------------------------------

                                  [LINE GRAPH]

                Sterling Partners Small
                 Cap Value Portfolio           Russell 2000 Index

2/12/97                 10,000                       10,000
 Oct-97                 13,734                       12,105
 Oct-98                 12,350                       10,671
 Oct-99                 13,464                       12,257

*    Beginning of operations. Index comparisons begin on 12/31/96.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees and expenses were reflected in the comparative index's return, the performance would have been lower.

                 See definition of comparative index on page 6.

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UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           OCTOBER 31, 1999

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--------------------------------------------------------------------------------
COMMON STOCKS - 57.0%
--------------------------------------------------------------------------------

                                                  Shares             Value
                                                ----------         ---------

AEROSPACE & DEFENSE -- 1.6%
   Boeing ..........................              21,325          $  982,283
                                                                  ----------
BANKS -- 6.7%
   Bank of America .................              20,200           1,300,375
   Bank One ........................              34,100           1,280,881
   J.P. Morgan .....................              11,795           1,543,671
                                                                  ----------
                                                                   4,124,927
                                                                  ----------
BASIC RESOURCES -- 1.5%
   Rayonier ........................              22,625             927,625
                                                                  ----------
BEVERAGES, FOOD & TOBACCO -- 8.3%
   Diageo ADR ......................              42,429           1,723,678
   Nabisco Holdings, Cl A ..........              39,650           1,481,919
   Philip Morris ...................              29,300             737,994
   Ralston Purina Group ............              38,375           1,206,414
                                                                  ----------
                                                                   5,150,005
                                                                  ----------
COMPUTERS & OFFICE EQUIPMENT -- 1.0%
   Compaq Computer .................              32,075             609,425
                                                                  ----------
DIVERSIFIED OPERATIONS -- 1.4%
   Berkshire Hathaway, Cl A* .......                  14             894,600
                                                                  ----------
ELECTRONICS -- 2.2%
   Philips Electronics* ............              13,390           1,391,723
                                                                  ----------
ENERGY -- 7.4%
   Chevron .........................               9,265             846,010
   Entergy .........................              28,225             844,986
   Exxon ...........................               5,593             414,232
   Mobil ...........................               3,190             307,835
   Praxair .........................              20,700             967,725
   Royal Dutch Petroleum ADR .......               7,100             425,556
   USX-Marathon Group ..............              27,750             808,219
                                                                  ----------
                                                                   4,614,563
                                                                  ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           OCTOBER 31, 1999

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--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                   Shares            Value
                                                 ----------        ---------

FINANCIAL SERVICES -- 0.9%
   H&R Block ........................              13,375          $  569,273
                                                                   ----------
HEALTH CARE -- 5.7%
   Abbott Laboratories ..............              21,200             855,950
   Mallinckrodt .....................              44,725           1,517,855
   Merck ............................              14,450           1,149,678
                                                                   ----------
                                                                    3,523,483
                                                                   ----------
HOME FURNISHINGS & APPLIANCES -- 1.2%
   Black & Decker ...................              16,800             722,400
                                                                   ----------
INDUSTRIAL -- 1.0%
   Airgas* ..........................              64,700             614,650
                                                                   ----------
INSURANCE -- 5.2%
   Allstate .........................              50,450           1,450,437
   Conseco ..........................              39,000             948,187
   Progressive ......................               9,000             833,062
                                                                   ----------
                                                                    3,231,686
                                                                   ----------
MANUFACTURING -- 1.3%
   Fortune Brands ...................              10,500             372,094
   Snap-On ..........................              14,100             428,287
                                                                   ----------
                                                                      800,381
                                                                   ----------
TECHNOLOGY -- 4.6%
   First Data .......................              25,925           1,184,448
   Hewlett-Packard ..................              15,625           1,157,227
   International Business Machines ..               5,150             506,631
                                                                   ----------
                                                                    2,848,306
                                                                   ----------
TELECOMMUNICATIONS -- 5.4%
   Alcatel Alsthom ADR ..............              25,475             781,764
   AT&T .............................              16,000             748,000
   Bell Atlantic ....................              15,150             983,803
   SBC Communications ...............              15,735             801,502
                                                                   ----------
                                                                    3,315,069
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                      Shares            Value
                                                    ----------        ---------
UTILITIES -- 1.6%
   Unicom ...............................               25,650       $   982,716
                                                                     -----------
   TOTAL COMMON STOCKS (COST $30,811,806)                             35,303,115
                                                                     -----------

--------------------------------------------------------------------------------
CORPORATE BONDS -- 16.1%
--------------------------------------------------------------------------------

                                                      Face
                                                     Amount
                                                   ----------

FINANCIAL SERVICES -- 6.0%
   Associates of North America
      6.000%, 06/15/01 ..................          $ 1,750,000         1,737,085
   Morgan Stanley, Dean Witter, Discover
      6.375%, 08/01/02 ..................            2,000,000         1,977,180
                                                                     -----------
                                                                       3,714,265
                                                                     -----------
INDUSTRIAL -- 0.8%
   Nike
      6.375%, 12/01/03 ..................              500,000           489,650
                                                                     -----------
TECHNOLOGY -- 4.8%
   Dell Computer
      6.550%, 04/15/08 ..................              500,000           471,470
   Lucent Technologies
      5.500%, 11/15/08 ..................            1,000,000           907,230
   IBM
      5.375%, 02/01/09 ..................            1,750,000         1,570,555
                                                                     -----------
                                                                       2,949,255
                                                                     -----------
TRANSPORTATION -- 2.5%
   Southern Railway
      10.000%, 07/15/00 .................            1,535,000         1,574,189
                                                                     -----------
UTILITIES -- 2.0%
   Georgia Power
      6.625%, 04/01/03 ..................            1,250,000         1,208,475
                                                                     -----------
   TOTAL CORPORATE BONDS
      (Cost $10,260,546) ................                              9,935,834
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES -- 20.8%
--------------------------------------------------------------------------------


                                                                   Face
                                                                  Amount               Value
                                                                ----------           ---------
MORTGAGE-BACKED SECURITIES -- 9.2%
   Federal Home Loan Mortgage Corporation
      Gold Pool # G10383 Estimated Average Life 07/03
      6.500%, 08/01/10 ..............................          $ 1,257,901          $ 1,241,309
   Federal Home Loan Mortgage Corporation
      Gold Pool # C00255 Estimated Average Life 04/02
      7.000%, 09/01/23 ..............................              989,888              972,822
   Federal Home Loan Mortgage Corporation
      6.250%, 07/15/04 ..............................              675,000              668,986
   Government National Mortgage Association I
      Pool # 346932 Estimated Average Life 04/05
      6.500%, 12/15/23 ..............................            1,333,688            1,287,009
   Government National Mortgage Association I
      Pool # 780615 Estimated Average Life 10/06
      6.500%, 08/15/27 ..............................            1,609,423            1,548,057
                                                                                    -----------
                                                                                      5,718,183
                                                                                    -----------
U.S. TREASURY OBLIGATIONS -- 11.6%
   U.S. Treasury Bond
      7.250%, 05/15/16 ..............................            2,500,000            2,694,150
   U.S. Treasury Notes
      5.250%, 05/15/04 ..............................            1,500,000            1,457,580
      5.625%, 05/15/08 ..............................              600,000              578,904
      6.250%, 08/15/23 ..............................            2,500,000            2,446,475
                                                                                    -----------
                                                                                      7,177,109
                                                                                    -----------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
      (Cost $13,102,554) ............................                                12,895,292
                                                                                    -----------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.4%
--------------------------------------------------------------------------------


                                                                                                       Face
                                                                                 Amount               Value
                                                                               ----------           ---------
REPURCHASE AGREEMENT -- 4.4%
Chase Securities, Inc. 5.15%, dated 10/29/99, due 11/01/99, to be repurchased at $2,720,167, collateralized by $2,728,250 of various
   U.S. Treasury Bills and U.S. Treasury Notes,
   valued at $2,719,075 (Cost $2,719,000) T .........................          $ 2,719,000          $ 2,719,000
                                                                                                    -----------
TOTAL INVESTMENTS -- 98.3%
   (Cost $56,893,906) (a) ...........................................                                60,853,241
                                                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET-- 1.7% ............................                                 1,052,007
                                                                                                    -----------
NET ASSETS-- 100.0% .................................................                               $61,905,248
                                                                                                    ===========


  *  Non-Income Producing Security
 Cl  Class
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $56,929,952. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $3,923,289. This consisted of aggregate gross unrealized appreciation for all securities of $5,202,781, and gross unrealized depreciation for all securities of $1,279,492.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCKS - 97.2%
--------------------------------------------------------------------------------

                                                  Shares            Value
                                                ----------        ---------
AEROSPACE & DEFENSE -- 2.7%
   Boeing ..........................              24,550          $1,130,834
                                                                  ----------
BANKS -- 11.3%
   Bank of America .................              23,225           1,495,109
   Bank One ........................              39,225           1,473,389
   J.P. Morgan .....................              13,575           1,776,628
                                                                  ----------
                                                                   4,745,126
                                                                  ----------
BASIC RESOURCES -- 2.6%
   Rayonier ........................              26,025           1,067,025
                                                                  ----------
BEVERAGE, FOOD & TOBACCO -- 13.9%
   Diageo ADR ......................              46,582           1,892,394
   Nabisco Holdings, Cl A ..........              45,611           1,704,711
   Philip Morris ...................              33,698             848,768
   Ralston Purina Group ............              44,125           1,387,180
                                                                  ----------
                                                                   5,833,053
                                                                  ----------
COMPUTERS & OFFICE EQUIPMENT -- 1.7%
   Compaq Computer .................              36,300             689,700
                                                                  ----------
DIVERSIFIED OPERATIONS -- 2.4%
   Berkshire Hathaway, Cl A* .......                  16           1,022,400
                                                                  ----------
ELECTRONICS -- 3.9%
   Philips Electronics N.V .........              15,571           1,618,411
                                                                  ----------
ENERGY -- 12.8%
   Chevron .........................              10,643             971,839
   Entergy .........................              32,475             972,220
   Exxon ...........................               6,550             485,109
   Mobil ...........................               4,475             431,838
   Praxair .........................              24,100           1,126,675
   Royal Dutch Petroleum ADR .......               7,600             455,525
   USX-Marathon Group ..............              31,850             927,631
                                                                  ----------
                                                                   5,370,837
                                                                  ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                   Shares             Value
                                                 ----------         ---------

FINANCIAL SERVICES -- 1.6%
   H&R Block ........................              15,375          $  654,398
                                                                   ----------
HEALTH CARE -- 9.4%
   Abbott Laboratories ..............              21,300             859,987
   Merck ............................              16,600           1,320,737
   Mallinckrodt .....................              51,425           1,745,236
                                                                   ----------
                                                                    3,925,960
                                                                   ----------
HOME FURNISHINGS & APPLIANCES -- 2.0%
   Black & Decker ...................              19,325             830,975
                                                                   ----------
INDUSTRIAL -- 1.6%
   Airgas* ..........................              70,000             665,000
                                                                   ----------
INSURANCE -- 8.4%
   Allstate .........................              53,125           1,527,344
   Conseco ..........................              44,000           1,069,750
   Progressive ......................              10,000             925,625
                                                                   ----------
                                                                    3,522,719
                                                                   ----------
MANUFACTURING -- 2.2%
   Fortune Brands ...................              12,075             427,908
   Snap-On ..........................              16,375             497,391
                                                                   ----------
                                                                      925,299
                                                                   ----------
SERVICES -- 1.5%
   Manpower .........................              17,850             626,981
                                                                   ----------
TECHNOLOGY -- 7.4%
   First Data .......................              29,800           1,361,488
   Hewlett-Packard ..................              15,725           1,164,633
   International Business Machines ..               5,925             582,872
                                                                   ----------
                                                                    3,108,993
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------


                                                                                 Shares               Value
                                                                               ----------           ---------
TELECOMMUNICATIONS -- 9.1%
   Alcatel Alsthom ADR .............................................               29,300          $   899,144
   AT&T ............................................................               18,412              860,761
   Bell Atlantic ...................................................               17,400            1,129,913
   SBC Communications ..............................................               18,100              921,969
                                                                                                   -----------
                                                                                                     3,811,787
                                                                                                   -----------
UTILITIES -- 2.7%
   Unicom ..........................................................               29,725            1,138,839
                                                                                                   -----------
   TOTAL COMMON STOCKS (COST $35,153,861) ..........................                                40,688,337
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.8%
--------------------------------------------------------------------------------------------------------------


                                                                                 Face
                                                                                Amount
                                                                              ----------
REPURCHASE AGREEMENT -- 2.8%
   Chase Securities, Inc. 5.15%, dated 10/29/99, due 11/01/99, to be repurchased at $1,158,497, collateralized by $1,161,940 of various U.S. Treasury Bills and U.S. Treasury Notes,
      valued at $1,158,032 (Cost $1,158,000) .......................          $ 1,158,000            1,158,000
                                                                                                   -----------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $36,311,861) (a) .......................................                                41,846,337
                                                                                                   -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0% .......................                                    12,056
                                                                                                   -----------
   NET ASSETS -- 100.0% ............................................                               $41,858,393
                                                                                                   ===========


  *  Non-Income Producing Security
 Cl  Class
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $36,313,277. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $5,533,060. This consisted of aggregate gross unrealized appreciation for all securities of $6,275,193, and gross unrealized depreciation for all securities of $742,133.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO
                                                       OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 93.2%
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                    ----------         ---------

ADVERTISING -- 3.9%
   True North Communications ...........              42,700          $1,721,344
                                                                      ----------
BANKS -- 2.8%
   Oceanfirst Financial ................              71,200           1,250,450
                                                                      ----------
BUILDING MATERIALS -- 1.4%
   Texas Industries ....................              17,450             624,928
                                                                      ----------
CHEMICALS -- 3.0%
   Cytec Industries* ...................              51,100           1,319,019
                                                                      ----------
CONSTRUCTION -- 0.5%
   Perini* .............................              55,025             220,100
                                                                      ----------
CONSUMER DISCRETIONARY -- 3.1%
   Jostens .............................              64,100           1,354,113
                                                                      ----------
CONSUMER DURABLES -- 1.2%
   National R.V. Holdings* .............              26,500             541,594
                                                                      ----------
CONSUMER NON-DURABLES -- 2.6%
   Ralcorp Holdings* ...................              58,625           1,143,187
                                                                      ----------
ELECTRONICS -- 3.6%
   Avnet ...............................               7,563             410,766
   Harman International Industries .....              28,707           1,173,399
                                                                      ----------
                                                                       1,584,165
                                                                      ----------
ENTERTAINMENT & LEISURE TIME -- 3.6%
   Gaylord Entertainment ...............              48,100           1,566,256
                                                                      ----------
FINANCIAL SERVICES -- 14.9%
   Capital Southwest ...................               6,890             454,740
   Conning .............................              40,780             346,630
   Dain Rauscher .......................              18,200             977,112
   Financial Security Assurance Holdings               9,775             551,066
   Metris ..............................              56,080           1,931,255
   Waddell & Reed Financial Cl A .......              96,375           2,313,000
                                                                      ----------
                                                                       6,573,803
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO
                                                       OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                             Shares             Value
                                           ----------         ---------

HEALTH CARE -- 9.7%
   Acuson* ....................              69,800          $  724,175
   Arrow International ........              30,875             833,625
   Haemonetics* ...............              84,200           1,573,487
   Owens & Minor ..............             122,800           1,151,250
                                                             ----------
                                                              4,282,537
                                                             ----------
INDUSTRIAL -- 6.6%
   Airgas* ....................             107,475           1,021,013
   Gleason ....................              71,000           1,233,625
   SPS Technologies* ..........              21,200             657,200
                                                             ----------
                                                              2,911,838
                                                             ----------
INSURANCE -- 10.8%
   Hilb, Rogal and Hamilton ...              72,700           1,822,044
   Horace Mann Educators ......              88,410           2,492,057
   Stewart Information Services              30,200             449,225
                                                             ----------
                                                              4,763,326
                                                             ----------
LODGING & RESTAURANTS -- 1.8%
   Marcus .....................              54,970             773,016
                                                             ----------
MANUFACTURING -- 4.0%
   Brady Cl A .................              37,180           1,078,220
   Milacron ...................              40,660             668,349
                                                             ----------
                                                              1,746,569
                                                             ----------
MULTI-INDUSTRY -- 3.2%
   Clarcor ....................              83,295           1,421,221
                                                             ----------
REAL ESTATE -- 2.4%
   Avatar Holdings* ...........              59,350           1,083,137
                                                             ----------
SERVICES -- 8.1%
   Bell & Howell* .............              39,700           1,116,562
   Pittston Brink's Groups ....              51,800             993,912
   Wallace Computer Services ..              65,200           1,442,550
                                                             ----------
                                                              3,553,024
                                                             ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO
                                                       OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------


                                                                                     Shares               Value
                                                                                   ----------           ---------
TECHNOLOGY -- 0.7%
   West Teleservices* ..................................................               23,470          $   325,646
                                                                                                       -----------
TELECOMMUNICATIONS -- 2.3%
   Clearnet Communications Class A* ....................................               32,700              719,400
   Microcell Telecommunications* .......................................               15,700              298,300
                                                                                                       -----------
                                                                                                         1,017,700
                                                                                                       -----------
TEXTILES & APPAREL -- 1.8%
   Nautica Enterprises* ................................................               52,300              784,500
                                                                                                       -----------
TRANSPORTATION -- 1.2%
   Arnold Industries ...................................................               52,590              525,900
                                                                                                       -----------
   TOTAL COMMON STOCKS (COST $41,677,018) ..............................                                41,087,373
                                                                                                       -----------

------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 5.6%
------------------------------------------------------------------------------------------------------------------


                                                                                     Face
                                                                                    Amount
                                                                                  ----------
REPURCHASE AGREEMENT -- 5.6%
   Chase Securities, Inc. 5.15%, dated 10/29/99, due 11/01/99, to be repurchased at $2,495,070, collateralized by $2,502,485 of various
      U.S. Treasury Bills and U.S. Treasury Notes,
      valued at $2,494,069 (Cost $2,494,000) T .........................          $ 2,494,000            2,494,000
                                                                                                       -----------
   TOTAL INVESTMENTS -- 98.8%
      (Cost $44,171,018) (a) ...........................................                                43,581,373
                                                                                                       -----------
   OTHER ASSETS AND LIABILITIES, NET-- 1.2% ............................                                   521,293
                                                                                                       -----------
   NET ASSETS-- 100.0% .................................................                               $44,102,666
                                                                                                       ===========


  *  Non-Income Producing Security
 Cl  Class
(a) The cost for Federal income tax purposes was $44,250,685. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $669,312. This consisted of aggregate gross unrealized appreciation for all securities of $4,185,713, and gross unrealized depreciation for all securities of $4,855,025.

    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                                   OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                                                                        Sterling
                                                            Sterling              Sterling              Partners'
                                                            Partners'             Partners'             Small Cap
                                                            Balanced               Equity                 Value
                                                            Portfolio             Portfolio             Portfolio
                                                          -------------         -------------         -------------
Assets
Investments, at Cost ...........................           $56,893,906           $36,311,861           $44,171,018
                                                          ============          ============          ============

Investments, at Value - Note A .................           $60,853,241           $41,846,337           $43,581,373
Cash ...........................................                   247                   133               511,597
Receivable for Investments Sold ................               656,904                    --                    --
Receivable for Portfolio Shares Sold ...........                19,801                 1,214                35,687
Dividends Receivable ...........................                58,912                65,651                32,403
Interest Receivable ............................               398,541                   497                 1,070
Other Assets ...................................                 6,630                 4,599                 4,373
                                                          ------------          ------------          ------------
   Total Assets ................................            61,994,276            41,918,431            44,166,503
                                                          ------------          ------------          ------------
Liabilities
Payable for Portfolio Shares Redeemed ..........                15,740                 8,616                 1,629
Payable for Investment Advisory Fees - Note B ..                26,470                15,407                26,570
Payable for Administrative Fees - Note C .......                15,245                13,647                14,048
Payable for Custodian Fees - Note D ............                 2,395                 1,384                 1,681
Payable for Directors' Fees - Note G ...........                   778                   721                   705
Other Liabilities ..............................                28,400                20,263                19,204
                                                          ------------          ------------          ------------
   Total Liabilities ...........................                89,028                60,038                63,837
                                                          ------------          ------------          ------------
Net Assets .....................................           $61,905,248           $41,858,393           $44,102,666
                                                          ============          ============          ============
Net Assets Consist of:
Paid in Capital ................................           $52,324,096           $31,310,535           $43,440,969
Undistributed Net Investment Income ............               265,791               120,152                23,812
Accumulated Net Realized Gain ..................             5,356,026             4,893,230             1,227,530
Unrealized Appreciation (Depreciation) .........             3,959,335             5,534,476              (589,645)
                                                          ------------          ------------          ------------
Net Assets .....................................           $61,905,248           $41,858,393           $44,102,666
                                                          ============          ============          ============
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000) .....................             5,101,400             2,549,696             3,423,298
Net Asset Value, Offering and Redemption
   Price Per Share .............................                $12.13                $16.42                $12.88
                                                                ======                ======                ======


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                                      Sterling
                                                          Sterling              Sterling              Partners'
                                                          Partners'             Partners'             Small Cap
                                                          Balanced               Equity                 Value
                                                          Portfolio             Portfolio             Portfolio
                                                        -------------         -------------         -------------
Investment Income
Dividends ..........................................     $   919,015           $   969,647           $   501,338
Interest ...........................................       1,801,867               106,538               104,140
                                                         -----------           -----------           -----------
   Total Income ....................................       2,720,882             1,076,185               605,478
                                                         -----------           -----------           -----------
Expenses
Investment Advisory Fees -- Note B .................         558,088               361,802               411,436
Administrative Fees -- Note C ......................         165,874               139,581               127,534
Registration and Filing Fees .......................          22,220                18,532                19,586
Audit Fees .........................................          15,851                13,748                12,701
Custodian Fees -- Note D ...........................          14,056                 8,404                 9,394
Printing Fees ......................................           7,097                 7,296                 5,151
Legal Fees .........................................           5,582                 3,629                 3,520
Directors' Fees -- Note G ..........................           3,926                 3,340                 3,207
Account Services Fees -- Note F ....................           3,618                 2,349                   711
Other Expenses .....................................          94,973                30,867                26,157
Investment Advisory Fees Waived -- Note B...........         (64,548)             (111,131)             (104,588)
                                                         -----------           -----------           -----------
   Net Expenses Before Expense Offset ..............         826,737               478,417               514,808
Expense Offset -- Note A ...........................            (270)                 (639)                 (353)
                                                         -----------           -----------           -----------
   Net Expenses After Expense Offset ...............         826,467               477,778               514,455
                                                         -----------           -----------           -----------
Net Investment Income ..............................       1,894,415               598,407                91,023
                                                         -----------           -----------           -----------
Net Realized Gain on Investments ...................       5,360,457             4,904,065             1,241,489
Net Change in Unrealized Appreciation
   (Depreciation) on Investments ...................      (2,717,082)             (780,941)            2,026,862
                                                         -----------           -----------           -----------
Net Gain on Investments ............................       2,643,375             4,123,124             3,268,351
                                                         -----------           -----------           -----------
Net Increase in Net Assets Resulting
   from Operations .................................     $ 4,537,790           $ 4,721,531           $ 3,359,374
                                                         ===========           ===========           ===========




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             Year Ended              Year Ended
                                                                             October 31,             October 31,
                                                                                1999                    1998
                                                                            -------------           -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .........................................          $  1,894,415            $  1,997,227
   Net Realized Gain .............................................             5,360,457               5,990,120
   Net Change in Unrealized Appreciation (Depreciation) ..........            (2,717,082)             (2,887,387)
                                                                            ------------            ------------
   Net Increase in Net Assets Resulting
     from Operations .............................................             4,537,790               5,099,960
                                                                            ------------            ------------
Distributions:
   Net Investment Income .........................................            (1,824,943)             (2,025,122)
   Net Realized Gain .............................................            (5,953,083)             (8,946,009)
                                                                            ------------            ------------
   Total Distributions ...........................................            (7,778,026)            (10,971,131)
                                                                            ------------            ------------
Capital Share Transactions: (1)
   Issued ........................................................             8,333,771              16,438,562
   In Lieu of Cash Distributions .................................             7,329,851              10,665,905
   Redeemed ......................................................           (29,062,420)            (20,972,225)
                                                                            ------------            ------------
   Net Increase (Decrease) from Capital Share Transactions .......           (13,398,798)              6,132,242
                                                                            ------------            ------------
     Total Increase (Decrease) ...................................           (16,639,034)                261,071

Net Assets:
   Beginning of Period ...........................................            78,544,282              78,283,211
                                                                            ------------            ------------
   End of Period (including undistributed net investment income of
     $265,791 and $196,319, respectively) ........................          $ 61,905,248            $ 78,544,282
                                                                            ============            ============

(1) Shares Issued and Redeemed:
   Issued ........................................................               675,331               1,244,650
   In Lieu of Cash Distributions .................................               612,615                 843,310
   Redeemed ......................................................            (2,319,352)             (1,584,086)
                                                                            ------------            ------------
   Net Increase (Decrease) in Shares Outstanding .................            (1,031,406)                503,874
                                                                            ============            ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             Year Ended              Year Ended
                                                                             October 31,             October 31,
                                                                                1999                    1998
                                                                            -------------           -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .........................................          $    598,407            $    621,288
   Net Realized Gain .............................................             4,904,065               5,029,257
   Net Change in Unrealized Appreciation (Depreciation) ..........              (780,941)             (3,341,112)
                                                                            ------------            ------------
   Net Increase in Net Assets Resulting
     from Operations .............................................             4,721,531               2,309,433
                                                                            ------------            ------------
Distributions:
   Net Investment Income .........................................              (520,283)               (572,655)
   Net Realized Gain .............................................            (5,019,872)             (6,790,276)
                                                                            ------------            ------------
   Total Distributions ...........................................            (5,540,155)             (7,362,931)
                                                                            ------------            ------------
Capital Share Transactions: (1)
   Issued ........................................................             8,250,324              12,339,211
   In Lieu of Cash Distributions .................................             4,752,356               7,005,249
   Redeemed ......................................................           (21,474,936)            (13,027,623)
                                                                            ------------            ------------
   Net Increase (Decrease) from Capital Share Transactions .......            (8,472,256)              6,316,837
                                                                            ------------            ------------
     Total Increase (Decrease) ...................................            (9,290,880)              1,263,339

Net Assets:
   Beginning of Period ...........................................            51,149,273              49,885,934
                                                                            ------------            ------------
   End of Period (including undistributed net investment income of
     $120,152 and $42,028, respectively) .........................          $ 41,858,393            $ 51,149,273
                                                                            ============            ============

(1) Shares Issued and Redeemed:
   Issued ........................................................               479,535                 690,610
   In Lieu of Cash Distributions .................................               310,846                 413,578
   Redeemed ......................................................            (1,284,402)               (727,654)
                                                                            ------------            ------------
   Net Increase (Decrease) in Shares Outstanding .................              (494,021)                376,534
                                                                            ============            ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             Year Ended            Year Ended
                                                                             October 31,           October 31,
                                                                                1999                  1998
                                                                            -------------         -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .........................................          $     91,023           $      4,063
   Net Realized Gain .............................................             1,241,489                296,141
   Net Change in Unrealized Appreciation (Depreciation) ..........             2,026,862             (4,573,377)
                                                                            ------------           ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations .............................................             3,359,374             (4,273,173)
                                                                            ------------           ------------
Distributions:
   Net Investment Income .........................................               (67,211)                (7,500)
   Net Realized Gain .............................................              (301,570)              (825,084)
                                                                            ------------           ------------
   Total Distributions ...........................................              (368,781)              (832,584)
                                                                            ------------           ------------
Capital Share Transactions: (1)
   Issued ........................................................            15,560,264             25,429,789
   In Lieu of Cash Distributions .................................               352,454                693,665
   Redeemed ......................................................           (10,031,990)            (5,674,562)
                                                                            ------------           ------------
   Net Increase from Capital Share Transactions ..................             5,880,728             20,448,892
                                                                            ------------           ------------
     Total Increase ..............................................             8,871,321             15,343,135

Net Assets:
   Beginning of Period ...........................................            35,231,345             19,888,210
                                                                            ------------           ------------
   End of Period (including undistributed net investment income of
     $23,812 and $0, respectively) ...............................          $ 44,102,666           $ 35,231,345
                                                                            ============           ============

(1) Shares Issued and Redeemed:
   Issued ........................................................             1,250,539              1,898,217
   In Lieu of Cash Distributions .................................                28,464                 53,318
   Redeemed ......................................................              (809,005)              (447,751)
                                                                            ------------           ------------
   Net Increase in Shares Outstanding ............................               469,998              1,503,784
                                                                            ============           ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                        Years Ended October 31,
                                       ----------------------------------------------------------
                                         1999        1998        1997         1996         1995
                                       --------    --------    --------     --------     --------
Net Asset Value,
   Beginning of Period ..........      $ 12.81     $ 13.91     $ 12.55       $ 11.86     $ 11.13
                                       -------     -------     -------       -------     -------
Income from Investment Operations
   Net Investment Income ........         0.34        0.33        0.32          0.34        0.46
   Net Realized and Unrealized
     Gains ......................         0.28        0.52        2.32          1.38        1.04
                                       -------     -------     -------       -------     -------
   Total from Investment
     Operations .................         0.62        0.85        2.64          1.72        1.50
                                       -------     -------     -------       -------     -------
Distributions:
   Net Investment Income ........        (0.32)      (0.34)      (0.31)        (0.36)      (0.45)
   Net Realized Gain ............        (0.98)      (1.61)      (0.97)        (0.67)      (0.32)
                                       -------     -------     -------       -------     -------
     Total Distributions ........        (1.30)      (1.95)      (1.28)        (1.03)      (0.77)
                                       -------     -------     -------       -------     -------
Net Asset Value, End of Period ..      $ 12.13     $ 12.81     $ 13.91       $ 12.55     $ 11.86
                                       =======     =======     =======       =======     =======

Total Return+ ...................         5.12%       6.58%      22.58%        15.52%      14.23%
                                       =======     =======     =======       =======     =======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ..................      $61,905     $78,544     $78,283       $58,691     $64,933
Ratio of Expenses to Average
   Net Assets ...................         1.11%       1.11%       1.07%         1.03%       0.96%
Ratio of Net Investment Income
   to Average Net Assets ........         2.55%       2.46%       2.47%         2.77%       3.96%
Portfolio Turnover Rate .........           82%         82%        133%++         84%        130%


+ Total return would have been lower had certain fees not been waived and assumed by the Advisor during the period indicated.
++ The turnover rate was higher than normally anticipated due to increased shareholder activity within the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                 Years Ended October 31,
                                                --------------------------------------------------------
                                                  1999        1998        1997        1996        1995
                                                --------    --------    --------    --------    --------
Net Asset Value,
   Beginning of Period ...................      $ 16.80     $ 18.70     $ 15.72     $ 13.69     $ 12.54
                                                -------     -------     -------     -------     -------
Income from Investment Operations
   Net Investment Income .................         0.22        0.21        0.15        0.15        0.21
   Net Realized and Unrealized
     Gain ................................         1.30        0.60        4.55        3.01        1.73
                                                -------     -------     -------     -------     -------
   Total from Investment
     Operations ..........................         1.52        0.81        4.70        3.16        1.94
                                                -------     -------     -------     -------     -------
Distributions:
   Net Investment Income .................        (0.19)      (0.19)      (0.16)      (0.16)      (0.20)
   Net Realized Gain .....................        (1.71)      (2.52)      (1.56)      (0.97)      (0.59)
                                                -------     -------     -------     -------     -------
     Total Distributions .................        (1.90)      (2.71)      (1.72)      (1.13)      (0.79)
                                                -------     -------     -------     -------     -------
Net Asset Value, End of Period ...........      $ 16.42     $ 16.80     $ 18.70     $ 15.72     $ 13.69
                                                =======     =======     =======     =======     =======

Total Return+ ............................         9.94%       4.34%      32.46%      24.76%      16.61%
                                                =======     =======     =======     =======     =======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...........................      $41,858     $51,149     $49,886     $32,943     $31,969
Ratio of Expenses to Average
   Net Assets ............................         0.99%       0.99%       0.99%       0.99%       1.00%
Ratio of Net Investment Income
   to Average Net Assets .................         1.24%       1.13%       0.86%       1.01%       1.64%
Portfolio Turnover Rate ..................           66%         51%         57%         78%        135%


+ Total return would have been lower had certain fees not been waived and assumed by the Advisor during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                                                         January 2,
                                                                              Years Ended                1997*** to
                                                                              October 31,                October 31,
                                                                        1999              1998              1997
                                                                      --------          --------          --------
Net Asset Value, Beginning of Period .....................            $ 11.93           $ 13.72           $ 10.00
                                                                      -------           -------           -------
Income from Investment Operations
   Net Investment Income .................................               0.03             --                 0.01
   Net Realized and Unrealized Gains (Loss) ..............               1.04             (1.35)             3.72
                                                                      -------           -------           -------
   Total from Investment Operations ......................               1.07             (1.35)             3.73
                                                                      -------           -------           -------
Distributions:
   Net Investment Income .................................              (0.02)            --                (0.01)
   Net Realized Gain .....................................              (0.10)            (0.44)            --
                                                                      -------           -------           -------
     Total Distributions .................................              (0.12)            (0.44)            (0.01)
                                                                      -------           -------           -------
Net Asset Value, End of Period ...........................            $ 12.88           $ 11.93           $ 13.72
                                                                      =======           =======           =======

Total Return+ ............................................               9.02%           (10.08)%           37.34%**
                                                                      =======           =======           =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...........................................            $44,103           $35,231           $19,888
Ratio of Expenses to Average
   Net Assets ............................................               1.25%             1.25%             1.25%*
Ratio of Net Investment Income
   to Average Net Assets .................................               0.22%             0.01%             0.06%*
Portfolio Turnover Rate ..................................                 50%               70%               50%


  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed by the Advisor during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO THE  FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), are portfolios of UAM Funds, Inc., which are diversified, open-end management investment companies. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the portfolios are as follows:

         The Sterling Partners' Balanced Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

         The Sterling Partners' Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

         The Sterling Partners' Small Cap Value Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

     available is determined in good faith at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sterling Capital Management Corporation (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the month for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and an annual rate of 1.00% of average daily net assets for the month for the Sterling Partners' Small Cap Value Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

     Pursuant to the Agreement, the Portfolios pay the Administrator 0.099%, 0.099% and 0.079% per annum of the average daily net assets of the Sterling Partners' Balanced, Equity and Small Cap Value Portfolios, respectively, plus an annual base fee of $87,500 per Portfolio and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 1999, the Administrator earned the following amounts from the Portfolios and paid the following to CGFSC, DST and UAMSSC for their services:


                                                       Portion       Portion       Portion
                                   Administration      Paid to       Paid to       Paid to
Sterling Partners' Portfolios           Fees            CGFSC          DST          UAMSSC
-----------------------------      --------------     ---------     ---------     ---------
Balanced .........................    $165,874        $ 81,638      $ 16,362      $ 11,834
Equity ...........................     139,581          71,925        16,530        12,077
Small Cap Value ..................     127,534          68,387        18,352        15,263


Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-Administrator from CGFSC to SEIInvestments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.
     F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAMRetirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

     G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

     H. Purchases and Sales: For the year ended October 31, 1999, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

Sterling Partners' Portfolios            Purchases          Sales
-----------------------------          -------------    -------------
Balanced ............................   $28,814,604      $46,374,198
Equity ..............................    30,121,454       42,358,437
Small Cap Value .....................    22,601,694       19,578,466

     Purchases and sales of long-term and short-term U.S. Government and agency securities were $22,883,264 and $29,229,648, respectively, for the Sterling Partners' Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio.

     I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1999, the Portfolios had no borrowings under the agreement

     J. Other: At October 31, 1999, the percentage of total shares outstanding were held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                 No. of                %
Sterling Partners' Portfolios                 Shareholders         Ownership
--------------------------------              ------------        -----------
Balanced ...........................               2                 30.6%
Equity .............................               1                 11.2%
Small Cap Value ....................               1                 18.4%

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Small Cap Value Portfolio

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), each a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 17, 1999

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited):

On October 31, 1999, each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.


     Sterling Partners' Portfolios
     -----------------------------

     Balanced ............................................   $5,822,043
     Equity ..............................................    5,019,872
     Small Cap ...........................................      207,513

For the year ended October 31, 1999, the percentage of dividends that quality for the 70% dividend received deduction for corporate shareholders for the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Small Cap Value Portfolios, is 33.5%, 95.9% and 20.0%, respectively.

For the year ended October 31, 1999, the percentage of income earned from direct Treasury obligations for Sterling Partners' Balanced Portfolio was 19.3%.

                                     NOTES

                                     NOTES

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                               Peter M. Whitman, Jr.
Director, President and Chairman               Director

John T. Bennett, Jr.                           William H. Park
Director                                       Vice President

Nancy J. Dunn                                  Michael E. DeFao
Director                                       Secretary

Philip D. English                              Gary L. French
Director                                       Treasurer

William A. Humenuk                             Robert R. Flaherty
Director                                       Assistant Treasurer

James P. Pappas                                Robert J. Della Croce
Director                                       Assistant Treasurer

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Sterling Capital Management Company
One First Union Center
301 S. College Street
Suite 3200
Charlotte, NC 28202

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                   --------------------------------------
                    This report has been prepared for
                    shareholders and may be distributed
                    to others only if preceded or
                    accompanied by a current prospectus.
                   --------------------------------------